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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2006


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                          1-15274                      26-0037077
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
  of incorporation )                                         Identification No.)


6501 Legacy Drive
Plano, Texas                                                         75024-3698
(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(b) under the Exchange Act (17 CFR 240.13e-4(b))


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Item 1.01         Entry into a Material Definitive Agreement

     In connection with the retirement, effective April 30, 2006, of Stephen F. Raish, Executive Vice President and Chief Information Officer of J. C. Penney Company, Inc. ("Company"), the Company's wholly owned subsidiary, J. C. Penney Corporation, Inc. ("JCP"), and Mr. Raish have entered into an amendment dated March 28, 2006 ("Amendment") to Mr. Raish's existing Employment Agreement with JCP. Pursuant to the Amendment, Mr. Raish will be entitled to certain benefits upon retirement, including payments in respect of salary, incentive compensation and vacation pay and additional age and service credit for purposes of eligibility under JCP's Supplemental Retirement Program for Management Profit-Sharing Associates.

     A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.



Item 9.01 Financial Statements and Exhibits.



Exhibit 10.1 Amendment to Employment Agreement, dated as of March 28, 2006, between J. C. Penney Corporation, Inc. and Stephen F. Raish



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   J. C. PENNEY COMPANY, INC.



                                                   By: /s/ Michael T. Theilmann
                                                       ------------------------
                                                       Michael T. Theilmann
                                                       Executive Vice President,
                                                       Chief Human Resources and
                                                       Administration Officer





Date:  March 31, 2006


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                                                                    Exhibit 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), made in the City of Plano and the State of Texas, dated as of March 28, 2006, between J. C. Penney Corporation, Inc., a Delaware corporation (hereinafter called the "the Employer"), and Stephen F. Raish (hereinafter called the "the Employee").

     WHEREAS,  the Employee and the Employer have  previously  entered into that
certain  Employment   Agreement  dated  May  1,  2005  (hereinafter  called  the
"Agreement");

     WHEREAS, the Employee has elected to retire from the Employer, effective April 30, 2006;

     WHEREAS, in connection with the Employee's retirement, the Employee and the Employer have mutually agreed to amend the Agreement, on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the promises and of the mutual covenants herein contained, Employer and Employee herby agree to amend the Agreement pursuant to Section 10.8 thereof, and they hereby agree as follows:




     1.   Employment,  Position  and  Duties.  Notwithstanding  anything  to the
          -----------------------------------
          contrary in Section 1 of the Agreement, effective as of April 30, 2006 (the "Retirement Date"), Employee hereby resigns his position as Executive Vice President, and Chief Information Officer, and all other officer, committee or fiduciary positions with the Employer, its subsidiaries or affiliates.

     2.   Term  of  Employment.  Notwithstanding  anything  to the  contrary  in
          ---------------------
          Section 2 of the Agreement, the Employee and Employer agree that effective as of the Retirement Date the Employee's employment will be terminated without Cause and such termination will be coded as a "retirement" in the Employer's employment records ("Retirement").

     3.   Termination  Benefits.  Notwithstanding  anything  to the  contrary in
          ----------------------
          Section 7 of the Agreement and in lieu thereof, the Employee and Employer agree that the following payments and benefits shall be applicable to Employee's Retirement:

          7.1 Benefits Upon Retirement

          (i) On or after the Retirement Date, the Employer shall pay the Employee as soon as practicable or within the period required by law accrued and unpaid Base Salary and vacation to which the Employee was entitled as of the Retirement Date. In addition, conditioned upon receipt of the Employee's written release of claims in such form as may be required by the Corporation and the expiration of any applicable period during which the Employee can rescind or revoke such release, the Employer shall pay or provide to the Employee as severance pay within 14 days thereafter, a lump sum equal to $1,413,891.74, such sum being comprised of (a)$1,291,767 as severance pay;
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          (b) $58,050 for health coverage and outplacement  services, (c) $8,650 for financial counseling services, (d) $3,000 for an executive physical and (e)$52,424.74 which equals the prorated target annual incentive for fiscal 2006 (at $1.00 per unit) under the Employer's Management Incentive Compensation Program; and

          (ii) Conditioned upon receipt of the Executive's written release of claims in such form as may be required by the Employer and the expiration of any applicable period during which the Employee can rescind or revoke such release, the Employer will provide the Employee with additional age and service credit to make the Employee eligible for an age 60 calculation under the terms of the Employer's Supplement Retirement Plan for Management Profit-Sharing Associates.

          7.2 Non-Eligibility For Other Company Separation Pay Benefits. The Employee shall not be eligible for any payments under any severance program offered by the Employer.

          7.3 Employer's Right of Offset. If the Employee is at any time indebted to the Employer, or otherwise obligated to pay money to the Employer for any reason, the Employer, at its election, may offset amounts otherwise payable to the Employee under this Amendment, including, but without limitation, Base Salary and incentive compensation payments, against any such indebtedness or amounts due from the Employee to the Employer, to the extent permitted by law.

          7.4 Mitigation. In the event of the Retirement of the Employee the Employee shall not be required to mitigate damages by seeking other employment or otherwise as a condition to receiving payments or benefits under this Amendment. No amounts earned by the Employee after the Employee's Retirement whether from self-employment, as a common law employee, or otherwise, shall reduce the amount of any payment or benefit under any provision of this Amendment.

     4.   Section  8.4  Covenant  Period.  For  purposes  of  Section  8.4,  the
          -------------------------------
          non-compete period shall be one year.

     5.   Withholding. Section 10.12 is hereby deleted and the section is hereby
          ------------
          amended to read as follows:

          Withholding and Taxes. The Employer shall be entitled to withhold from
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          payment  any  amount  of   withholding   required  by  law.   Employee
          understands that he is responsible for payment of additional taxes, assessments or penalties associated with Internal Revenue Code Section 409A, if any. The Employer will provide the Employee with a Form W-2 or Form 1099 showing deferred compensation paid to Employee or indicating a violation of 409A, as provided for by Internal Revenue Service guidance, if required.

     6.   Continuation of Agreement;  Defined Terms. Except as modified above in
          --------------------------
          this Amendment, the Agreement shall continue in full force and effect and terms that are defined in the Agreement shall have the meanings ascribed thereto.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                                J. C. PENNEY CORPORATION, INC.


                                                By: /s/ Michael T. Theilmann
                                                Name: Michael T. Theilmann
                                                Title: Executive Vice President

                                                EMPLOYEE

                                                 /s/ Stephen F. Raish
                                                 ------------------------------
                                                 Stephen F. Raish